ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, __________________________, an individual with an address at ______________________________________ (“Assignor”) hereby assigns and transfers to SENTRA CONSULTING CORP., a Nevada corporation with an address at __________________________________________________________ (“Assignee”) all of Assignor’s right, title and interest in and to all of Assignor’s membership interest in KARAT PLATINUM, LLC, a New York limited liability company with an address at 15 Hoover Street, Inwood, New York (the “Company”) representing a ____ percent (____%) membership interest in the Company (the “Transferred Membership Interest”), pursuant to the terms and conditions of a certain Exchange Agreement, dated as of December ___, 2007, by and among Assignor, certain members of the Company and Assignee.
Assignor hereby warrants and represents to Assignee that certificates representing the Transferred Membership Interest were never issued or delivered to Assignor.

Assignor will forever warrant and defend unto Assignee the assignment, transfer and conveyance to the Assignee of the Transferred Membership Interests and the Assignor will, at the cost and expense of the Assignee, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts and instruments as shall from time to time be required for the better assuring, assigning, transferring and setting over to the Assignee of the right, title and interest of the Assignor hereby assigned, transferred, warranted and set over.

All the warranties, grants, covenants, terms and provisions in this Assignment shall apply to and bind the successors, assigns, legal representatives and heirs of the Assignor and shall be binding upon and inure to the benefit of the successors, assigns, legal representatives and heirs of the Assignee.

This Assignment can be executed in counterparts and by facsimile, each of which shall be an original, but together shall constitute one and the same instrument

IN WITNESS WHEREOF, the undersigned hereby executes this Assignment as of the date set forth below.

“ASSIGNOR”

Name:
Date:

The undersigned hereby consents to the above-Assignment.

KARAT PLATINUM, LLC

By:
David Neuberg, Member and Authorized Signatory
Date: